Segment Information	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
Segment Information
16.	SEGMENT INFORMATION

The Group’s chief operating decision maker has been identified as the Chief Executive Officer (“CEO”), who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group’s revenue and net income are substantially derived from membership subscription services, mobile marketing services, mobile games and other services, including the use of paid emoticons. The Group does not have discrete financial information of costs and expenses between various services in its internal reporting, and reports costs and expenses by nature as a whole. Therefore, the Group has one operating segment.

The table below is only presented at the revenue level with no allocations of direct or indirect cost and expenses. The Group operates in the PRC; most of the Group’s long-lived assets are located in the PRC and all services are provided in the PRC.

Components of revenues are presented in the following table:

	For the years ended December 31,
	2013	2014	2015
Membership subscription	$2,808	$29,756	$58,462
Mobile marketing	12	1,975	38,885
Mobile games	92	11,237	31,082
Other services	217	1,787	5,559

Total	$3,129	$44,755	$133,988